UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 22, 2007



                            HERITAGE FINANCIAL GROUP
                            ------------------------
             (Exact name of Registrant as specified in its charter)


         United States                    000-51305               45-0479535
         --------------                   ---------               ----------
  (State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

              721 North Westover Boulevard, Albany, Georgia 31707
              ---------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On May 22, 2007, Executive Vice President Tammy W. Burdette tendered her resignation, effective July 2, 2007. This follows her decision in November 2006 to reduce her role with the Company in order to spend more time with her family. Burdette served as Chief Financial Officer of Heritage Financial Group from its formation in 2002 until March 2007 and was appointed Executive Vice President in 2003. She also was Chief Financial Officer of the Company's bank, HeritageBank of the South, from 1996 until March 2007.



ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  None


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HERITAGE FINANCIAL GROUP



Date:  May 24, 2007               By:  /s/  T. Heath Fountain
                                       -----------------------------------------
                                        T. Heath Fountain
                                        Senior Vice President and
                                        Chief Financial Officer